March 24, 2015 Exhibit 99.1

Forward-Looking Statements

This presentation and the documents incorporated by reference contain “forward-looking” statements within the meaning of the federal securities laws, and such statements are intended to be covered by the safe harbors created thereby. These forward-looking statements reflect our current views with respect to, among other things, our operations and financial performance. All statements herein or therein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases, such as “anticipate,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “outlook” or the negative version of these words or other similar words or phrases. These statements discuss, among other things, our strategy, store openings, integration and remodeling, the development, implementation and integration of our Internet business, future financial or operational performance, projected sales for certain periods, comparable store net sales from one period to another, cost savings, results of store closings and restructurings, outcome or impact of pending or threatened litigation, domestic or international developments, amount and allocation of future capital expenditures, growth initiatives, inventory levels, cost of goods, selection and type of merchandise, marketing positions, implementation of safety standards, future financings, estimates regarding future effective tax rates, and other goals and targets and statements of the assumptions underlying or relating to any such statements.
These statements are subject to risks, uncertainties and other factors, including, among others, the seasonality of our business, competition in the retail industry, changes in our product distribution mix and distribution channels, general economic factors in the United States and other countries in which we conduct our business, consumer spending patterns, birth rates, our ability to implement our strategy including implementing initiatives for season, our ability to recognize cost savings, marketing strategies, the availability of adequate financing, access to trade credit, changes in consumer preferences, changes in employment legislation, our dependence on key vendors for our merchandise, political and other developments associated with our international operations, costs of goods that we sell, labor costs, transportation costs, domestic and international events affecting the delivery of toys and other products to our stores, product safety issues including product recalls, the existence of adverse litigation, changes in laws that impact our business, our substantial level of indebtedness and related debt-service obligations, restrictions imposed by covenants in our debt agreements and other risks, uncertainties and factors set forth under Item1A entitled “RISK FACTORS” of Toys“R”Us, Inc.’s Annual Report on Form
10-K for the fiscal year ended February 1, 2014 and its other reports and documents filed with the Securities and Exchange Commission. In addition, we typically earn a disproportionate part of our annual operating earnings in the fourth quarter as a result of seasonal buying patterns and these buying patterns are difficult to forecast with certainty. These factors should not be construed as exhaustive, and should be read in conjunction with the other cautionary statements that are included in those reports and documents. We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements.
Forward-looking statements speak only as of the date they were made, and we undertake no obligation to update these statements in light of subsequent events or developments unless required by the Securities and Exchange Commission’s rules and regulations. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in any forward-looking statement.

3 1. 1. Introduction Introduction 2. Progress To Date 3. “TRU Transformation” Update

TOYS“R”US UNIQUE BRAND STRENGTHS

One of the Most Recognized
Brands in the World
Growing International
Presence
Strongest growth coming from China
and Southeast Asia
Net sales of $12.4B FY 14
$1.2 Billion in Global
Internet Sales and Growing
Omnichannel initiatives providing
efficiencies and
growth opportunities
A Strong and Loyal Customer Base
Well-Established Vendor Relationships
19 million active loyalty members in
the U.S. and millions more in
international programs
Year-round distribution outlet for
vendors – and builder of toy and
baby product brands – in the U.S.
and abroad

5 1. Introduction 2. 2. Progress To Date Progress To Date 3. “TRU Transformation” Update

Fully transform the CUSTOMER EXPERIENCE
Develop high-performing and highly focused TEAMS
Collaborate with BUSINESS PARTNERS to drive
differentiation, innovation and value
Continue to keep kids safe and help them in times of
need in OUR COMMUNITIES
Position the business to become fit for growth and
provide return for INVESTORS

WHAT TOYS“R”US
SAID IT WOULD DELIVER IN 2014

Focus in 2014 will be to make changes and strengthen the
foundation of the company so revenue and profits can grow in
2015 and beyond
Focused Metrics: Slow Sales Decline; Stabilize Cash Flow; Improve EBITDA
Provide a Better Customer Experience In-store and Online and Become a
Customer-Centric Company
Improve Store Conditions
Make Progress on FAIR Prices
Become Easier to Do Business with
Right-Size the Cost
Structure,
Control Expenses and Improve Processes
Streamline the Organization with Recalibrated Performance Expectations
Execute Flawlessly
,

8 STABILIZED GLOBAL COMPARABLE STORE NET SALES (5.2%) (1.0%) (3.3%) 1.8% (4.4%) 0.0% FY 2013 FY 2014 Domestic International Total

GLOBAL INTERNET SALES CONTINUED TO GROW
Growing profitably on the Internet is key focus
$496
$645
$834
$939 $936
$988
$106
$137
$171
$196
$215
$241
FY2009 FY2010 FY2011 FY2012 FY2013 FY2014
Domestic Int'l
U.S. e-Commerce sales were profitable in each of the above years
$602
$782
$1,005
$1,135
$1,151
$1,229
$1.2 BILLION
e-Commerce
Presence Now in
20 Countries

Omnichannel includes: Global In-Store Pick Up, Ship to Store, Ship from Store and Click and Collect
GLOBAL e-COMMERCE SALES BENEFITED FROM
STRONG OMNICHANNEL FULFILLMENT
Ongoing initiatives provided growth opportunities and efficiencies in cost and inventory
10
Traditional DC Fulfillment
Omnichannel
Traditional
DC
Fulfillment
Omnichannel
$782
$1,005
$1,135
$1,151
1%
44%
2010 2011 2012 2013 2014
$1,229
35%
22%
15%

U.S. MARGINS IMPROVED AS A RESULT OF DISCIPLINED
PROMOTIONAL ACTIVITY AND INVENTORY MANAGEMENT
FY 2014
34.2%
FY 2013
33.2%
36.5%
36.4%
33.5%
30.2%
35.0%
36.0%
35.3%
32.4%
25.0%
27.0%
29.0%
31.0%
33.0%
35.0%
37.0%
39.0%
Q1 Q2 Q3 Q4
2013 2014
Excludes ($51M) charge in Q4 2013 (+1.5% impact), $11M benefit in Q1 2014 (-0.7% impact) and ($19M) charge in Q2 2014 (+1.3% impact) related to excess and obsolete inventory identified in Q4 2013
Includes a $2M benefit in Q1 2013 (+0.1% impact) related to unrecognized dotcom sales, and excludes $3M recorded in Q2 2013 (-0.2% impact) related to a dotcom prior period sales adjustment

INTERNATIONAL MARGIN PERFORMANCE REMAINED STRONG
1
Excludes ($51M) charge in Q4 2013 (+1.5% impact), $11M benefit in Q1 2014 (-0.7% impact) and ($19M) charge in Q2 2014 (+1.3% impact) related to excess and obsolete inventory identified in Q4 2013
2
Includes a $2M benefit in Q1 2013 (+0.1% impact) related to unrecognized dotcom sales, and excludes $3M recorded in Q2 2013 (-0.2% impact) related to a dotcom prior period sales adjustment
1, 2
34.8%
34.3%
35.4%
33.2%
34.2%
36.6%
38.0%
38.3%
38.7%
38.6%
31.0%
33.0%
35.0%
37.0%
39.0%
41.0%
FY2010 FY2011 FY2012 FY2013 FY2014
Domestic International

DELIVERED A BETTER CUSTOMER EXPERIENCE
IN-STORE

Elevated Maintenance Standards Significant In-stock Improvement
Introduced New Navigation
Opened Gift Solutions Shops
Improved Speed of Checkout Focused on Customer Service

…AND, A BETTER CUSTOMER EXPERIENCE
ONLINE
Improved site navigation and search
functionality
Increased site speed from homepage
to checkout
Extended $49 everyday free shipping
offer year-round; introduced new
economy shipping offer
Redesigned checkout process and
increased conversion
Further enhanced omnichannel
capabilities

4%
Improvement in Customer Satisfaction Ratings of
“Good
Value
Stronger marketing and amplification
of Price Match Guarantee
15
MADE PROGRESS IN IMPROVING PRICE
PERCEPTION
New pricing policy aligned with
simplified promotional offers
1
Rating is based on a scale of 1-10. The year-over-year change compares those Toys“R”Us and Babies“R”Us customers who rated us either a 9 or 10 in 2014 vs. 2013
Source: Internal company survey
1
”

GREW INTERNATIONAL PRESENCE
Opened approximately 90 new stores, including 22 in China where rapid expansion continues

International business accounts for
39%
of total annual net sales
*License
**Joint Venture in which we hold approx. 70% ownership
As of March 16, 2015
TRU Asia JV:
184 Stores

FORMALIZED GLOBAL APPROACH TO DOING
BUSINESS
Leveraging our international scale to deliver a coordinated and strategic approach to key merchandising decisions – and to make it easier to do business with us
New Global
Commercial
Committee
Strengthen
partnerships
worldwide
Quickly
identify/share new
trends
Build pipeline of
new business
initiatives
Drive best practices
across the globe
Help business
partners grow
Opened European Import Center to improve supply chain management across Europe

3 of 5 Regional
Vice Presidents for
Stores are new
Strengthened local
country management
18
STREAMLINED THE ORGANIZATION AND STRENGTHENED THE
LEADERSHIP TEAM
New leaders for Store
Operations, Marketing
and Supply Chain
New leaders for
Corporate
Finance/Treasury,
Procurement and
Human Resources
New Chief Financial
Officer

STABILIZED AND CHANGED EBITDA TRAJECTORY 19 See appendix for reconciliation of adjustments $583 $642 $400 $500 $600 $700 FY2013 FY2014 Adjusted EBITDA 2014 FX Impact $24

STABILIZED AND IMPROVED OPERATING CASH
FLOW

The increase in net cash provided by operating activities was primarily due to improved operating performance and a decrease in vendor payments due to timing.
$144
$476
$-
$100
$200
$300
$400
$500
$600
FY2013 FY2014

Identified potential cost savings of $150-$200 million primarily in U.S. SG&A and cost of goods
•
$100+ million achieved in fiscal 2014
•
Additional $50-$100 million expected by fiscal 2016
Additional cost savings opportunities of $50-$75 million identified in international operations
Opportunity Areas:
•
e-Commerce
•
Finance
•
Procurement
•
Marketing
•
Merchandising
CONTINUE TO APPROPRIATELY SCALE COST STRUCTURE AND
SG&A
Focus on expense control, process/operating model improvement and cost of goods
•
Store Operations
•
Supply Chain
•
IT
•
Global Operations
Exploit Similarities Across Global Organization to Drive Efficiencies

DEPLOY CAPITAL TO DRIVE KEY INITIATIVES 22 International Growth Global e-Commerce and Omnichannel Capabilities U.S. Store Enhancement Global Information Technology

COMPLETED THE SUCCESSFUL REFINANCING OF
$1.4 BILLION NEAR-TERM DEBT MATURITIES
As of January 31, 2015
Excludes $13 million Capital lease obligations, $189 million of finance obligations associated with capital projects, and $47 million of mandatory prepayments related to Propco I Term loan where the cash is currently held on deposit
-
200
400
600
800
1,000
1,200
1,400
1,600
2015 2016 2017 2018 2019 2020+
Inc. Notes
Propco II
Notes
Inc. Notes
Propco I
Term Loan
Delaware
B-4 Term
Loan
UK Propco
Loan
Delaware
FILO Loan
Delaware
B2/B3

24 1. Introduction 2. Progress To Date 3. 3. “TRU Transformation” “TRU Transformation” Update Update

MISSION WE BRING JOY INTO THE LIVES OF OUR CUSTOMERS 25

26 VISION We will be the EASIEST place in the world to find solutions at FAIR prices for kids and babies because we are EXPERTS and understand the joys and challenges of parenting.

GUIDING PRINCIPLES EASY EXPERT FAIR TO SHOP IN THE TOY AND BABY CATEGORIES PRICES 27

THE 3 PILLARS OF OUR STRATEGY 28 DEVELOP HIGH-PERFORMING, HIGHLY ENGAGED, DIVERSE TALENT BECOME FIT FOR GROWTH 2 1 3 TRANSFORM THE CUSTOMER EXPERIENCE

CONTINUE WORK UNDERWAY TO TRANSFORM
THE CUSTOMER EXPERIENCE IN-STORE

Roll out “Clean
and Bright”
initiative to
additional
stores/markets
Expand relamp
project to more
stores
Continue floor
maintenance
schedules and
introduce lighting
audits for all
stores
Implement new
employee
training program
to drive
expertise
Invest in
additional
staffing for toy
stores
Use consumer
insights to
further elevate
customer service

CUSTOMER SATISFACTION SCORE
IMPROVEMENT TO DATE

1
Ratings are based on a scale of 1-10, the year-over-year change compares those customers who rated their shopping experience either a 9 or 10 in 2014 vs. 2013
Source: Internal company survey
2014 vs. 2013
Categories
In-Stocks
Clean & Bright
Checkout Speed
Knowledgeable Team
Greet & Assist
Good Value
Customer Satisfaction Metrics (TRU + BRU)
4.8%
% Point Improvement
5.6%
2.6%
4.4%
4.4%
3.2%
Overall Satisfaction
4.0%
1

CONTINUE TO FULLY TRANSFORM THE
CUSTOMER EXPERIENCE ONLINE
Major focus on advancing mobile capabilities
31
Further
improve
in-store pickup
and ship from
store execution
Improve user
interface and
overall
shopability
based on
consumer
insights
Optimize mobile
site to deliver
faster, more
relevant search
results
Decrease
mobile page
load time and
make it more
efficient

MOBILE GROWTH CONTINUES
Rapidly becoming the most important driver of e-commerce traffic
35%
47%
32
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2012 2013 2014
Toys“R”Us U.S. Digital Visits
–
Mobile vs Desktop
U.S. Mobile Visits U.S. Desktop Visits
57%

CREATE ROADMAP FOR BUSINESS MODEL OF
THE FUTURE
Go well beyond reimagining the in-store experience
33
Leverage current store
footprint and ensure
model is economically/
operationally feasible
and geographically
scalable
Clarify short and
long-term value
drivers in building
a sustainable
future experience
Define the future role
we will play in the lives
of our customers,
in-store and online
Ensure vision is
differentiated
from competitors
Identify how it
translates into
profitable growth

PLACE RENEWED FOCUS
ON THE BABIES“R”US
BUSINESS
Be the true specialist – Differentiation in service, products, offerings
34
Shift culture from “transactional” to
building relationships with new and
expectant parents
Significantly change the in-store service
model through new organizational matrix
and employee selection process
Provide ongoing training that translates
to EXPERT service
Be the leader in offering and showcasing
product innovation
Expand curriculum of parenting and new
mom classes
Reinvent baby registry

IMPROVE HOLIDAY SEASON PLANNING AND
EXECUTION

Expand “Holiday
Made Easy”
initiatives
Better address
and more
quickly respond
to customer
service needs
Amplify and fully
leverage hot toy
in-stock position
Move more
quickly and
nimbly in
responding to
changing
consumer and
competitive
dynamics
Fix gaps in
omnichannel
operations
during peak
traffic periods

CULTIVATE AND DRIVE CUSTOMER LOYALTY

Build upon newly launched Rewards“R”Us loyalty
program – now 19 million active members strong in the
U.S. – and growing
Create deeper program integration with Geoffrey’s
Birthday Club
Continue to improve relevancy of content specific to
customer preference and shopping behavior

…AND, BUILD
STRONGER BRAND CONNECTIONS

Further optimize marketing plan, ensuring right mix of
traditional and digital media
Create active dialogue with consumers through social
media platforms
Leverage positive consumer sentiment around new
“C’mon, Let’s Play” brand campaign

Develop strategic
programs around key
brands/licenses
AMPLIFY AUTHORITY POSITION THROUGH
BUSINESS PARTNER COLLABORATION
Align goals through joint business planning
Drive further differentiation
in product assortment
Strengthen in-store event
and service offerings

DEVELOP HIGH-PERFORMING AND HIGHLY
FOCUSED TEAMS
4
5
Culture & Engagement
Create and sustain a culture of high
engagement; Attract and retain top talent
6
Rewards & Recognition
Enhance our ability to hire and retain great talent
by rewarding those behaviors and results that
truly impact the performance of the business
1
Organizational Structure
Review organizational structure and roles
and responsibilities within key functions
2
Strengthen Talent
Consistently assess and develop talent;
Improve specialization
3
Productivity Tracking
Create and sustain culture of accountability
through robust goal-setting process aligned
with strategic priorities and performance
expectations
39
Training
Drive sales and service training and develop
proper organizational structure to improve
performance and profitability in stores

The BROADEST SELECTION OF PRODUCTS
to help kids and
babies develop, learn, have fun and be safe
The EASIEST PLACE TO RESEARCH AND FIND SOLUTIONS
throughout the journey of parenthood
The BEST RESOURCE FOR CHILDREN’S GIFT-GIVING
OCCASIONS
FAIR PRICES
EXPERT SERVICE AND UNIQUE SERVICES
The ability to shop WHENEVER, WHEREVER AND HOWEVER
YOU WANT
CUSTOMER PROMISE

Focus for 2015 will be to further strengthen the foundation of the company in order to achieve sustainable growth for the
future
PROGRESS WILL CONTINUE TO BE STEADY
41
Focused Metrics: Continue to Slow Sales Decline, Strengthen Margin and
Improve EBITDA
Grow Internationally and Leverage Global Scale to Drive Category Leadership
and Differentiation
Optimize e-Commerce and Grow Profitably Online
Continue to Transform the Customer Experience In-store and Online
Take Aggressive Approach to Right Sizing the Cost-Structure and Making Process
Improvements
Design a Streamlined, More Efficient Organization Aligned with Strategic
Priorities and Clearly Articulated Performance Expectations
Execute Flawlessly

FINANCIAL SUMMARY 42

SUMMARY P&L

1
Excludes the impact of adjustments of $50M in 2013 and $8M in 2014. See Adjusted EBITDA reconciliation Appendix for details
2
Excludes the impact of adjustments of $117M in 2013 and $66M in 2014. See Adjusted EBITDA reconciliation Appendix for details
3
See Appendix for reconciliation of adjustments
Toys"R"Us, Inc.
Fiscal Year FX Adjusted Basis
($'s in millions) 2013 2014 B/(P) Adj. 2014 B/(P) vs. 2013
Net Sales $12,543 $12,361 (1.5%) $243 $12,604 0.5%
Gross Margin
1
4,439 4,438 (0.0%) 83 4,521 1.9%
Gross Margin %
1
35.4% 35.9% 51 bps -- 35.9% 48 bps
SG&A (including Other Income)
2
3,856 3,796 1.5% 59 3,855 0.0%
Adjusted EBITDA
3
$583 $642 10.1% $24 $666 14.2%
Toys - Delaware Adjusted EBITDA
3
$267 $307 15.0% $4 $311 16.5%

IMPROVING TRANSACTION COUNTS

DOMESTIC
INTERNATIONAL
•
Japan transaction increase
driven by higher store traffic
•
UK transaction increase due
to increased promotions
Note: All data on a store for store basis
(4.3%)
(2.2%)
4.5%
(0.7%)
(1.2%)
(2.6%)
2012 2013 2014
Transactions Basket
Rate of decline in Domestic
transactions slowed significantly
while basket size was unchanged
International improvement driven
by increased transaction volume in
Asia and UK
(5.1%)
(3.2%)
(1.0%)
1.6%
(2.0%)
0.0%
2012 2013 2014
Transactions Basket

(3.5%)
(5.0%)
(4.1%)
(5.2%)
(3.3%)
(4.4%)
(1.0%)
1.8%
0.0%
Domestic International Total
2012 2013 2014
1
COMPARABLE SFS NET SALES TRENDS STABILIZING
45
CONSOLIDATED SFS BY SEGMENT
CONSOLIDATED SFS BY CHANNEL
Total Domestic comparable SFS net
sales stabilizing while margins
improved 93bps
International comparable SFS net sales
driven by growth in Asia and Europe
Continued Dotcom year-over-year
growth
Note: SFS = Store for Store
1 Excludes the effect of an immaterial out of period adjustment. Previously reported Domestic comparable SFS net sales were (5.0%)
for fiscal 2013. Fiscal 2012 remains unchanged
2 As adjusted. See Appendix for details of adjustments
(5.3%)
11.8%
(4.1%)
(5.1%)
2.6%
(4.4%)
(0.7%)
6.9%
0.0%
B&M Dotcom Total
2012 2013 2014
2

Initiatives Domestic International Consolidated
Actual Remaining Total Identified Total
Marketing Effectiveness $59 - $59 - $59
End-to-End 21 - 21 - 21
Private Label - 18 18 12 30
Sub-total Margin $80 $18 $98 $12 $110
In-Store Operations $16 $19 $35 $14 $49
Supply Chain - - - 9 9
Organizational Effectiveness - 11 11 12 23
Procurement & Other 15 16 31 15 46
Sub-total SG&A $31 $46 $77 $50 $127
Fit For Growth ("FFG") Total $111 $64 $175 $62 $237
SG&A
Margin
FIT FOR GROWTH SAVINGS UPDATE
46
$’s in millions
Significant cost savings already achieved with a clear path to additional savings identified

Capitalize on lower inventory levels and higher in-stocks
Improve speed of checkout and pricing processes
Improve promotional planning on catalogs / inserts to increase margin
Optimization of digital versus traditional media mix
FIT FOR GROWTH SAVINGS EXAMPLES
47
Initiatives
Examples
Marketing Effectiveness
End-to-End
Private Label
In-store Operations
Supply Chain
Organizational Effectiveness
Procurement & Other
Implementation of product lifecycle management to reduce clearance margin risk
Consolidation and optimization of sourcing efforts for private label products
Optimize frequency of outbound shipments
Improve distribution center labor efficiency
Reposition organizational structure
Reduce demand / work volume and streamline activities
Reduce marketing spend and other indirect purchasing costs, including professional services, operating supplies, travel and expenses

Promotional sales as a % of total sales in Season
(November – December) declined by over 5
percentage points
Q4 margin rate increased by over 200bps vs. prior year
largely due to effective management of promotional
activities
Lifecycle Management improved profitability of
clearance product in 2
nd
half of 2014
Resulted in a 17 percentage point improvement to
clearance margin rate in 2
nd
half 2014
Developed “should cost” model for private label
merchandise, driving competitive bid process to
reduce product costs for Fall 2015
Commence migration to the China Sourcing office of
Private Label product sourced domestically
FIT FOR GROWTH SAVINGS – MARGIN DETAIL
48
END-TO-END PRIVATE LABEL
MARKETING EFFECTIVENESS
$21M Total
$59M Total
$30M Total

Labor reductions driven by in-stock improvement
Inventory reduction improved labor efficiency
Renegotiated paper and print rates for advertising
Further reduce net marketing spend in 2015
Pan-European structure with shared service centers
Outsource finance back office functions
Streamline reporting
FIT FOR GROWTH SAVINGS – SG&A DETAIL
49
ORGANIZATIONAL EFFECTIVENESS PROCUREMENT & OTHER
IN-STORE OPERATIONS
$23M Total $46M Total
$49M Total
Average Weekly In-stock Rate by Quarter (B&M)
85.0%
87.0%
89.0%
91.0%
93.0%
95.0%
97.0%
Q1 Q2 Q3 Q4
2013 2014

CONSOLIDATED ADJUSTED EBITDA BRIDGE

$’s in millions
Note: All numbers presented exclude adjustments. See Appendix for details
1 Includes other income
Savings drove improvements in Adjusted EBITDA and offset additional cost investments and compensation expense
$583
31
80
53
30
48
63
24
$642
2013
Adjusted
EBITDA
FFG SG&A FFG Margin Additional
Domestic
International
& Other (excl.
FX & Bonus)
Domestic
Volume /
Other Margin
Impact
Bonus FX 2014
Adjusted
EBITDA SG&A
Savings 1

TOYS-DELAWARE ADJUSTED EBITDA BRIDGE

$’s in millions
Note: All numbers presented exclude adjustments. See Appendix for details
1 Includes other income
$267
$307
48
28
46
4
31
80
55
2013
Adjusted
EBITDA
FFG SG&A FFG Margin Additional
Domestic
SG&A
Savings
Domestic
Volume /
Other Margin
Impact
Other (incl.
Canada)
Bonus FX 2014
Adjusted
EBITDA
1

STRONG ADJUSTED CASH FLOW

1
See Appendix for reconciliation of adjustments
2
2014 change in Working Capital is impacted by shifts in the timing of payables in Japan and Europe
3
Represents net cash provided by operating activities less capital expenditures
Note: See appendix for reconciliation of adjustments from Net Cash Provided by Operating Activities to Adjusted Cash Flow and Adjusted Cash
Flow Prior to Financing
Positive adjusted cash flow assisted by working capital inflow
Fiscal Year
($'s in millions) 2012 2013 2014
Adjusted EBITDA
1
$1,019 $583 $642
Cash Interest Paid (432) (458) (380)
Cash Taxes 4 (71) (43)
Capital Expenditures (286) (238) (207)
Adjusted Cash Flow 305 (184) 12
Change in Working Capital & Other Operating Items (54) 90 257
Adjusted Cash Flow Prior to Financing $251 ($94) $269
2
3

6.0%
5.6%
3.0%
2012 2013 2014
>12 Months 6-12 Months
HEALTHY INVENTORY
53
$’s in millions
DOMESTIC INVENTORY AGING
Inventory initiatives resulted in
cleaner / healthier inventory
Inventory aging managed
through inventory life cycle
program
>12 months is now 3.0%
9.1%
8.5%
6.2%
$1,421
$1,375
$1,353
2012 2013 2014
DOMESTIC INVENTORY

GLOBAL LIQUIDITY & DEBT

$22
Note: Total borrowing capacity is reduced by the $125 million excess availability covenant at Toys-Delaware
Strong liquidity position throughout FY 2014
$’s in millions
QUARTERLY LIQUIDITY CADENCE MATURITY PROFILE
$’s in millions
108
324
514
1,003
99
$-
$500
$1,000
$1,500
$2,000
$2,500
2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4
Total Borrowing Capacity Cash Usage (including LCs)
$1,943
$1,829
$1,690
$2,410
$1,872
Note: Excludes $13 million Capital lease obligations, $189 million of finance obligations associated with capital projects, and $47 million of mandatory prepayments related to Propco I Term loan where the cash is currently held on deposit

APPENDIX

$22
TOYS“R”US, INC. ADJUSTED EBITDA RECONCILIATION
(1) The impact of these adjustments are excluded from the Gross Margin balances in this presentation
(2) The impact of these adjustments are excluded from the SG&A balances in this presentation
(3) The impact of these adjustments are excluded from the Other Income balances in this presentation
($'s in millions) 2/2/2013 2/1/2014 1/31/2015
Earnings (loss) before income taxes $92 ($867) ($256)
Add:
Interest expense, net 464 517 447
Depreciation and amortization 407 388 377
EBITDA $963 $38 $568
Adjustments:
Obsolete inventory clearance (1) -                     51                      8
Prior period adjustments (1) -                     (1)                       -
Compensation expense (2) 2                         3                         22
Sponsors’ management and advisory fees (2) 21                      22                      18
Severance (2) 3                         13                      17
Store closure costs (2) 7                         2                         4
Obsolete inventory clearance (2) -                     -                     1
Property losses, net of insurance recoveries (2) 8                         -                     (9)
Litigation (2) 1                         23                      (8)
Certain accounting transaction costs (2) 6                         1                         (2)
Prior period adjustments (2) -                     17                      -
Restructuring (2) 2                         -                     -
Transfer tax benefit (2) (1)                       -                     -
Impairment of long-lived assets (3) 11                      44                      13
Certain accounting transaction costs (3) -                     -                     15
Net gains on sales of properties (3) (4)                       (8)                       (5)
Goodwill impairment -                     378                    -
Adjusted EBITDA $1,019 $583 $642
Fiscal Years Ended

APPENDIX

$22
(1) The impact of these adjustments are excluded from the Gross Margin balances in this presentation
(2) The impact of these adjustments are excluded from the SG&A balances in this presentation
(3) The impact of these adjustments are excluded from the Other Income balances in this presentation
($'s in millions) 2/1/2014 1/31/2015
Loss before income taxes ($662) ($219)
Add:
Interest expense, net $173 $197
Depreciation and amortization 252 252
EBITDA ($237) $230
Adjustments:
Obsolete inventory adjustment (1) 51                      8
Prior period adjustment (1) (1)                       -
Compensation expense (2) 4                         14
Sponsors’ management and advisory fees (2) 15                      17
Severance (2) 3                         13
Store closure costs (2) 13                      22
Obsolete inventory adjustment (2) -                     1
Property losses, net of insurance recoveries (2) -                     (9)
Litigation (2) 23                      (8)
Certain accounting transaction costs (2) -                     (2)
Prior period adjustment (2) 17                      -
Impairment on long-lived assets (3) 20                      7
Certain accounting transaction costs (3) -                     15
Net gains on sales of properties (3) (2)                       (1)
Goodwill impairment 361                    -
Adjusted EBITDA $267 $307
Fiscal Years Ended
TOYS – DELAWARE ADJUSTED EBITDA RECONCILIATION

APPENDIX

$22
RECONCILIATION OF ADJUSTED CASH FLOW PRIOR TO
FINANCING TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(1) See prior Appendix slide for reconciliations of adjustments
(2) 2014 change in Working Capital is impacted by shifts in the timing of payables in Japan and Europe
(3) Represents net cash provided by operating activities less capital expenditures
Toys"R"Us, Inc.
Fiscal Years Ended
($ in millions) 2/2/2013 2/1/2014 1/31/2015
Net Cash Provided by Operating Activities $537          $144          $476
Less:
Total changes in operating assets & liabilities 5                 (152)           (267)
Other non cash items (20)             (65)             (43)
Deferred income taxes (36)             (133)           1
Net gains on sales of properties 4                 8                 5
Amortization and write-off of debt issuance costs and debt discount (44)             (73)             (59)
Goodwill impairment -             (378)           -
Proceeds from settlement of derivatives -             -             (9)
Unrealized gains (losses) on foreign exchange -             1                 (15)
Depreciation and amortization (407)           (388)           (377)
Income tax expense 53               169             32
Earnings (loss) before income taxes 92               (867)           (256)
Add:
Interest expense, net 464             517             447
Depreciation and amortization 407             388             377
EBITDA 963             38               568
Certain adjustments 56               545             74
Adjusted EBITDA(1) $1,019       $583          $642
Less:
Cash interest paid (432)           (458)           (380)
Cash taxes 4                 (71)             (43)
Capital expenditures (286)           (238)           (207)
Adjusted cash flow 305             (184)           12
Change in working capital & other operating items(2) (54)             90               257
Adjusted Cash Flow Prior to Financing(3) $251 ($94) $269

March 24, 2015